PROCARE HEALTH, INC.

INDEPENDENT AUDITOR'S REPORT AND

FINANCIAL STATEMENTS

December 31, 2020

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PROCARE HEALTH, INC.

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BUU D NGUYEN CPA INC

CERTIFIED PUBLIC ACCOUNTING 14180 BROOKHURST ST

GARDEN GROVE CA 92846 TEL (714) 530-3602

e-mail: buunguyen cpa@yahoo.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors ProCare Health, Inc Garden Grove, California

Report on the Financial Statements

We have audited the accompanying financial statements of ProCare Health, Inc. (A California Corporation) which comprise the balance sheet as of December 31, 2020, and the related statements of income and retained earnings, changes in stockholders' equity, and cash flows for the year then ended and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

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An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence is sufficient and appropriate to provide a basis for our audit opm10n.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ProCare Health, Inc. as of December 31, 2020, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Buu D Nguyen

BUU D NGUYEN CPA INC

Garden Grove, California August 18, 2021

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FINANCIAL STATEMENTS

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PROCARE HEALTH, INC.

BALANCE SHEET

December 31, 2020

ASSETS
CURRENT ASSETS
Cash	$246,376
Accounts receivable	56,909
Total Current Assets	303,285
PROPERTY AND EQUIPMENT, at cost
Computers	11,444
11,444
Less accumulated depreciation Net Property and Equipment	(3,363)
8,081
OTHER ASSETS
Investments	770,000
Total Other Assets	770,000
TOTAL ASSETS	$1,081,366

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Account payable	$5,611
Loan payable - PPP	51,872
Income tax payable	173,848
Total Current Liabilities	231,331

STOCKHOLDERS' EQUITY
Common stock	25,000
Retained earnings	825,035
Total Stockholder's equity	850,035
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,081,366

See accompanying notes and auditor’s report.

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PROCARE HEALTH, INC.

Statement of Income and Retained Earnings

For the Year Ended December 31, 2020

REVENUE
Management service	$1,769,262
Stop loss insurance income	157,080
Other income	240,302
Total Revenue	2,166,644
DIRECT EXPENSES
Claim expenses	7,716
Contractors	351,797
Software subscriptions	155,448
Stop loss insurance	30,862
Total Direct Expenses	545,823
GROSS MARGIN	1,620,821
GENERAL AND ADMINISTRATIVE EXPENSES
Answering service	11,863
Credentialing	5,450
Consulting fees	116,620
Depreciation	2,102
Donation	70,000
Insurance	22,680
Internet expense	21,508
Legal and accounting	46,624
Office supplies	244,738
Payroll expenses	575,369
Payroll taxes	37,738
Repairs and maintenance	15,794
Total G&A Expenses	1,170,486
INCOME(LOSS) BEFORE PROVISION FOR INCOME TAXES	450,335
PROVISION FOR INCOME TAXES	(126,020)
NET INCOME	324,315
RETAINED EARNINGS, BEGINNING OF YEAR	675,720
Distribution	(175,000	}
RETAINED EARNINGS, END OF YEAR	$825,035

See accompanying notes and auditor’s report

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PROCARE HEALTH, INC.

Statement of Changes in Stockholders' Equity

For the Year Ended December 31, 2020

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Retained Earnings	Total Stockholders' Equity
Balance on December 31, 2019 25000	25,000	25000		675,720	700,720
Distribution				(175,000)	(175,000)
Net income	—	—	—	324,315	324,315
Balance on December 31, 2020,	25000	25000		825,035	850,035

See accompanying notes and auditor’s report

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PROCARE HEALTH, INC.

Statement of Cash Flows

For the Year Ended December 31, 2020

CASH FLOW FROM OPERATING ACTIVITIES
Net income	$324,315
Adjustment to reconcile net income to net cash
provided by (used by) operating activities
(Increase)/ Decrease in operating assets
Depreciation	2,102
Accounts receivable	3,067
Investment
Increase/ (Decrease) in operating liabilities
Accounts payable	5,611
Loan payable PPP	51,872
Income taxes payable	30,690
Net cash provided by operating activities	417,657
CASH FLOW FROM INVESTING ACTIVITIES
Acquisition of equipment	(2,751)
Net cash provided (used) by investing activities	(2,751)
CASH FLOW FROM FINANCING ACTIVITIES
Distribution to stockholder	(175,000)
Net cash provided (used) by financing activities	(175,000)
Net increase (decrease) in cash	239,906
Cash at Beginning of year	6,470
Cash at End of year	$246,376

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PROCARE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

1. NATURE OF OPERATIONS

PROCARE HEALTH, INC (the "Company") is a management service organization (MSO)that provides administrative infrastructure and technology for risk bearing Independent Physicians Association ("IPA") operated in Southern California and Northern California. The company was incorporated in the State of California on September 1, 2011. The Company enable the physician organizations to succeed in the assumption of financial and population risk, to improve the organization's performance in health care delivery and to provide actionable health care data analytics. ProCare Health, Inc provides claims administration, compliance, credentialing, quality management, utilization management, contracting, healthcare provider relations, member services, care management, coding optimization and financial reporting services to the California Department of Managed Health Care (DMHC). The Company markets and sells the services of its member physicians to HMO' s and then administers the financial, informational and risk management aspects associated with each contract.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies of PROCARE HEALTH (the Company) is presented to assist in the understanding of the Company's financial statements. The financial statements and notes are representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are primary cash and cash equivalents.

The Company deposits its cash in accounts with a major financial institution, which are insured by the Federal Deposit Insurance Corporation (FDIC) up to legal limits. At times, cash and cash equivalents may be more than FDIC-insured limits. The Company places its cash deposits with high-credit, quality financial institutions and, by policy, limits its credit exposure. The Company has not experienced any losses in such amounts and believes it is not exposed to significant credit risk

SEE ACCOMPANYING AUDITOR 'S REPORT

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PROCARE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Cash and cash equivalents

The Company has highly liquid instruments with a demand account as cash equivalents. As of December 31, 2020, the cash, and cash equivalents in the amount of $246,376 included in the balance sheet were held in a financial institution the form of a checking account.

Use of estimates

The Company prepares financial statements in conformity with generally accepted accounting principles that require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the accounting period. Actual results could differ from such estimates.

Trade accounts receivable

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Changes in the valuation allowance have not been material to the financial statements. Account receivable was $56,909 on December 31, 2020.

Property and Equipment

The Company has fixed assets identified as of December 31, 2020, in the amount of $11,444 being depreciated for 5 years.

Revenue recognition and contract provisions

The Company contracts with the Independent Physicians Association ("IPA") for a negotiated fixed fee based on the IPA monthly collected revenues from the health plans to provide business services for administrative assistance and operational support for billing, payroll, and marketing.

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PROCARE HEALTH, INC.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) Income tax

The Company has no uncertain tax positions that qualify for recognition or disclosure in the financial statements. The income tax returns of the company for 2018, 2019, 2020 are subject to examination by Internal Revenue Service and Franchise Tax Board, generally for three (3) years after they have been filed

The income tax provision for the year ended December 31, 2020, consist of the following:

2020
Federal	$86,210
State	39,810
$126,020

The income tax provision amounts shown on the statement of income and retained earnings differ from the amounts that would result from applying statutory tax rates to income before income taxes primarily because of the marginal tax rates used to compute deferred taxes, pennanent differences between determining income for financial statement purposes and computing taxable income, and the effect of state and local taxes.

3. RESTRICTED ACCOUNT

There is no Restricted Account identified as of December 31, 2020

4. COMMON STOCKS

On December 31, 2020, the Company has authorized 25,000 shares, at $1.00 par value.

5. SUBSEQUENT EVENTS

Date of Management Review- The company has evaluated subsequent events through August 18, 2021, the date of which the Company's audited financial statements were available to be issued. Through that date, management has determined that the Company did not have any material recognizable or non-recognizable subsequent events.

End of Independent Auditor's Report

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